UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2003
                                                          --------------

                             Commerce Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

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             New Jersey                               0-12874                       22-2433468
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    (State or other jurisdiction               (Commission File Number)                IRS
          of incorporation)                                                    Employer Identification Number)


Commerce Atrium 1701 Route 70 East Cherry Hill, NJ                                                          08034-5400
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(Address of principal Executive offices)                                                                    (Zip Code)
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Registrant's telephone number, including area code: 856-751-9000
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


         (c)  Exhibits

                                  EXHIBIT INDEX

      Exhibit No.
          99.1          Press Release, dated April 10, 2003.
          99.2          Supplemental Information


ITEM 9.     REGULATION FD DISCLOSURE

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On April 10, 2003, the Registrant issued a press release reporting its results for its first quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

     On April 10, 2003, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                                               Commerce Bancorp, Inc.
Date: April 11, 2003
                                                            By:/s/ VERNON W. HILL, II
                                                               ----------------------
                                                               Vernon W. Hill, II
                                                               Chairman of the Board and President
                                                            By:/s/ DOUGLAS J. PAULS
                                                               --------------------
                                                               Douglas J. Pauls
                                                               Senior Vice President and Chief Financial Officer
                                                               (Principal Financial and Accounting Officer)
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                                  EXHIBIT INDEX

      Exhibit No.
          99.1          Press Release, dated April 10, 2003.
          99.2          Supplemental Information





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